DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     Gold experienced a volatile environment in 1998. After reaching a peak of $314.05 per ounce in April, the price fell to a nineteen year low of $274.35 in August and ended the year at $288.25, down slightly from $289.05 at the end of 1998. Following a brief rally in August/September, reflecting concerns of a global financial crisis, selling pressure brought on by fears of central bank selling ahead of the new European currency drove gold prices lower. For the final quarter of 1998 gold fell 4.5% from the high reached in early October.
     Throughout the year, demand for gold suffered in the face of global economic slowing and lack of confidence in paper currencies. Consumption of fabricated material fell 3% last year, but demand from the previously rapid growth in the Asian region plummeted 30%. Mine production was up 2%, but this was exacerbated by a 54% drop in hoarding and a 79% increase in scrap sales.
The latter two events were evidence of the lack of faith in paper currencies especially in Asia.
     The Lexington Strategic Investments Fund produced a negative return of 11.1%* for 1998. This performance was generally in line with the decline of 10.9% for the funds monitored by Lipper, Inc., but lagged the annual return for the unmanaged Johannesburg Gold Index. For the fourth quarter, however, the Fund's decline of 13.9% outperformed the Johannesburg Index by a wide margin. The latter reported a negative return of 21%.
     The outlook for gold in 1999 can best be described as cautious. Asian economies appear to be bottoming but the timing of a recovery is difficult to call. Central European Bank selling fears have abated but demand growth on a worldwide scale is problematic. As a result, we expect the gold price to remain in a range of $285-$310 per ounce until the global economy recovers.
     Looking ahead, we expect the trends of last year to continue into 1999 in the South African gold mining industry: consolidation and cost cutting. While these trends will reduce the available investment opportunities in South
Africa, the survivors will be stronger, better capitalized companies. Consolidation, on a global basis, is also underway. Late in the last quarter, Placer Dome, a Canadian mining entity announced a joint venture with Western Areas Ltd. to develop and operate the South Deep gold deposit in South Africa. This transaction represents the first time a senior North American producer has invested in South Africa. Other such investments can be expected by the well capitalized North Americans in both South Africa and Australia. This consolidation wave could actually accelerate if gold prices stay in a narrow range and put financial pressure on the smaller mining companies hungry for development funding. As mentioned in the 1998 report to shareholders the Fund will also continue to search for opportunities throughout the African continent for resource related investments.


Sincerely,


[GRAPHIC OMITTED][GRAPHIC OMITTED]



/s/ James A. Vail                /s/ Robert M. DeMichele
------------------------         -----------------------------
James A. Vail                    Robert M. DeMichele
Portfolio Manager                President
February, 1999        February, 1999




* -15.89%, -17.39% and -7.73% are the one year, five year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended December 31, 1998. Prior to January, 1992, the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (unaudited)

 Number of                                                    Value
   Shares                    Security                       (Note 1)
=======================================================================
            COMMON STOCKS: 93.7%
            CANADA: 11.6%
   47,200   Barrick Gold Corporation .................      $  920,400
   50,000   Etruscan Resources, Inc.1 ................          19,858
  100,000   Golden Knight Resources, Inc.1 ...........          29,298
   50,000   Namibian Minerals Corporation1 ...........          60,156
   75,000   Placer Dome, Inc. ........................         862,500
   30,000   Sutton Resources, Ltd.1 ..................         128,911
                                                            ----------
                                                             2,021,123
                                                            ----------
            GHANA: 4.4%
   81,969   Ashanti Goldfields Company, Ltd.
            (GDR) ....................................         768,459
                                                            ----------
            SOUTH AFRICA: 63.5%
   15,000   Anglo American Corporation of
            South Africa, Ltd. .......................         422,771
      703   Anglo American Investment Trust,
            Ltd. .....................................           8,395
   70,149   Anglo American Platinum
            Corporation, Ltd. ........................         962,331
   68,576   Anglogold, Ltd. ..........................       2,671,875
    5,795   Anglogold, Ltd. (ADR) ....................         113,365
  136,363   Anglovaal Mining, Ltd. ...................         417,252
  447,918   Avgold, Ltd.1 ............................         243,656
  150,000   Barnato Exploration, Ltd.1 ...............          50,998
  142,500   Driefontein Consolidated, Ltd. ...........         577,740
  262,080   Durban Roodepoort Deep, Ltd. .............         723,963
  154,480   Durban Roodepoort Deep, Ltd.
            (Options)1 ...............................          68,146
   33,700   Durban Roodepoort Deep, Ltd.
            (Warrants)1 ..............................          12,603
  116,000   Gencor, Ltd. .............................         195,219
  162,696   Gold Fields, Ltd.1 .......................         898,855
   36,049   Gold Fields of South Africa, Ltd. ........          67,409
  213,656   Harmony Gold Mining, Ltd.1 ...............         987,901
   29,460   Impala Platinum Holdings, Ltd. ...........         400,638
   27,352   JCI Gold, Ltd.1 ..........................          21,388
  200,000   New East Daggafontein Mines, Ltd. ........          42,498
  179,600   New Wits, Ltd. ...........................          53,429
   33,123   Northam Platinum, Ltd. ...................          17,737
  198,566   Randfontein Estates, Ltd. ................         442,187
   22,451   Randfontein Estates, Ltd. (Options)1 .....          15,838
  324,500   Randgold and Exploration Company,
            Ltd.1 ....................................         159,971

   Number of
    Shares
 or Principal                                                 Value
    Amount                      Security                     (Note 1)
=======================================================================
               SOUTH AFRICA (continued):
      80,972   Sasol, Ltd. ..............................  $   306,263
     175,900   St. Helena Gold Mines, Ltd. ..............      435,069
      45,818   Vansa Vanadium S.A., Ltd.1 ...............            -
      22,219   Vogelstruisbult Metal Holdings, Ltd.......       38,148
     200,000   West Rand Consolidated
               Mines, Ltd.1 .............................      220,990
     159,484   Western Areas, Ltd.1 .....................      519,177
                                                           -----------
                                                            11,095,812
                                                           -----------
               UNITED STATES: 14.2%
      45,000   Freeport McMoran Copper & Gold
               "Class A" ................................      435,938
      42,100   Freeport McMoran Copper & Gold
               "Class B" ................................      439,419
      83,400   Homestake Mining Company .................      766,237
      46,500   Newmont Mining Corporation ...............      839,906
                                                           -----------
                                                             2,481,500
                                                           -----------
               TOTAL COMMON STOCKS
               (cost $31,336,757)........................   16,366,894
                                                           -----------
               SHORT-TERM INVESTMENT: 5.7%
               U.S. GOVERNMENT AGENCY
               OBLIGATION
  $1,000,000   Federal Home Loan Mortgage
               Corporation, 4.50%, due 01/04/99
               (cost $999,625)...........................      999,625
                                                           -----------
               TOTAL INVESTMENTS: 99.4%
               (cost $32,336,382+) (Note 1)..............   17,366,519
               Other assets in excess of liabilities:
               0.6% .....................................      107,140
                                                           -----------
               TOTAL NET ASSETS: 100.0%
               (equivalent to $1.08 per share on
               16,149,619 shares outstanding) ...........  $17,473,659
                                                           ===========


ADR - American Depository Receipt.
GDR - Global Depository Receipt.
1 Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $32,951,176.

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (unaudited)



ASSETS
Investments, at value (cost $32,336,382) (Note 1) .....................................    $  17,366,519
Cash ..................................................................................          107,956
Receivable for investment securities sold .............................................           75,349
Receivable for shares sold ............................................................           93,880
Dividends and interest receivable .....................................................           10,753
                                                                                           -------------
    Total Assets ......................................................................       17,654,457
                                                                                           -------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ......................................            7,325
Payable for shares redeemed ...........................................................           88,354
Distributions payable .................................................................           10,275
Accrued expenses ......................................................................           74,844
                                                                                           -------------
    Total Liabilities .................................................................          180,798
                                                                                           -------------
NET ASSETS (equivalent to $1.08 per share on 16,149,619 shares outstanding) (Note 3)...    $  17,473,659
                                                                                           =============
NET ASSETS consist of:
Capital stock-authorized 1,000,000,000 shares, $.001 par value per share ..............    $      16,149
Additional paid-in capital ............................................................       67,835,365
Distributions in excess of net investment income ......................................          (44,031)
Accumulated net realized loss on investments and foreign currency transactions ........      (35,363,671)
Unrealized depreciation of investments and foreign currency translation of other assets
  and liabilities .....................................................................      (14,970,153)
                                                                                           -------------
    TOTAL NET ASSETS ..................................................................    $  17,473,659
                                                                                           =============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE ...........................................    $        1.08
                                                                                           =============
OFFERING PRICE PER SHARE (100/94.25 of $1.08 adjusted to nearest cent).................    $        1.15
                                                                                           =============

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF OPERATIONS
Six months ended December 31, 1998 (unaudited)


INVESTMENT INCOME
   Dividends ............................   $  283,666
   Interest .............................       41,977
                                            ----------
                                               325,643
   Less: foreign tax expense ............          637
                                            ----------
    Total investment income .............                     $  325,006
EXPENSES
   Investment advisory fee
     (Note 2) ...........................      101,329
   Transfer agent and
     shareholder servicing
     expenses (Note 2) ..................       67,794
   Printing and mailing
     expenses ...........................       44,117
   Professional fees ....................       17,210
   Registration fees ....................       14,879
   Custodian expenses ...................       11,110
   Accounting expenses (Note 2) .........       10,207
   Directors' fees and expenses .........        8,739
   Computer processing fees .............        3,588
   Other expenses .......................       21,356
                                            ----------
     Total expenses .....................      300,329
     Less: expenses recovered
       under contract with
       investment adviser
        (Note 2) ........................       47,000           253,329
                                            ----------        ----------
     Net investment income ..............                         71,677
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTE 4)
   Net realized gain (loss) on:
     Investments ........................   (4,145,999)
    Foreign currency
      transactions ......................        2,233
                                            ----------
      Net realized loss .................                     (4,143,766)
   Net change in unrealized
     appreciation on:
     Investments ........................    4,516,978
    Foreign currency
      translation of other
      assets and liabilities ............        1,731
                                            ----------
    Net change in unrealized
      appreciation ......................                      4,518,709
                                                              ----------
      Net realized and
        unrealized gain .................                        374,943
                                                              ----------
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ........................                     $  446,620
                                                              ==========

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                            Six months
                                               ended             Year
                                           December 31,         ended
                                               1998            June 30,
                                            (unaudited)          1998
                                          --------------   ---------------
Net investment income .................   $    71,677      $   311,771
Net realized loss from
   investments and foreign
   currency transactions ..............    (4,143,766)      (5,193,876)
Net change in unrealized
   appreciation (depreciation) of
   investments and foreign
   currency translation ...............     4,518,709       (4,728,132)
                                          -----------      -----------
   Net increase (decrease) in
      net assets resulting
      from operations .................       446,620       (9,610,237)
Distributions to shareholders
   from net investment income .........       (80,799)        (345,646)
Decrease in net assets from
   capital share transactions
   (Note 3) ...........................    (1,476,488)      (2,663,286)
                                          -----------      -----------
   Net decrease in
      net assets ......................    (1,110,667)     (12,619,169)
NET ASSETS
 Beginning of period ..................    18,584,326       31,203,495
                                          -----------      -----------
 End of period (including
    distributions in excess of net
    investment income of
    $44,031 and $34,909
    respectively) .....................   $17,473,659      $18,584,326
                                          ===========      ===========


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (unaudited) and June 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Strategic Investments Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation. The investment concentration is currently in the common stock of gold and other precious metals mining companies located primarily in South Africa. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. At December 31, 1998, the Fund had no forward foreign currency contracts outstanding.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. For the year ended June 30, 1998, the Fund did not qualify as a regulated investment company as the Fund's qualifying gross income did not exceed 90% of its total gross income. As a result, the Fund accrued a tax liability at June
30, 1998, of $140,825. The difference between the combined Federal and state statutory income tax rate of 43% and the effective tax rate of 31.1% is primarily attributed to the corporate dividends received deduction available to the Fund. Management anticipates the Fund will qualify as a regulated investment company in fiscal 1999 and, as a result, will not be subject to Federal and state corporate income taxes.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (unaudited) and June 30, 1998 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At June 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. Total reimbursement was $47,000 for the six months ended December 31, 1998, and is set forth in the statement of operations.

The   Fund  reimburses  LMC  for  certain  expenses,  including  accounting  and shareholder servicing costs of $20,424, which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

Transactions in capital stock were as follows:



                                                                 Six months ended
                                                                December 31, 1998                         Year ended
                                                                   (unaudited)                          June 30, 1998
                                                       ------------------------------------   ----------------------------------
                                                            Shares              Amount             Shares             Amount
                                                       ----------------   -----------------   ----------------   ---------------
Shares sold ........................................       14,278,152       $  16,699,906         43,277,982      $  56,943,518
Shares issued on reinvestment of dividends .........           65,300              70,525            245,887            312,276
                                                           ----------       -------------         ----------      -------------
                                                           14,343,452          16,770,431         43,523,869         57,255,794
Shares redeemed ....................................      (15,324,145)        (18,246,919)       (43,887,327)       (59,919,080)
                                                          -----------       -------------        -----------      -------------
Net decrease .......................................         (980,693)      $  (1,476,488)          (363,458)     $  (2,663,286)
                                                          ===========       =============        ===========      =============

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the six months ended December 31, 1998, excluding short-term securities, were $3,569,786 and $4,064,875, respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $28,682 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $15,613,339.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (unaudited) and June 30, 1998 (continued)

5. INVESTMENT AND CONCENTRATION RISKS
The Fund makes significant investments in foreign securities and has a policy of investing in precious metals and in the securities of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6. SUBSEQUENT EVENT
On February 18, 1999, the Board of Directors approved a resolution to merge the Fund into the Lexington Goldfund, Inc. If approved by shareholders, the merger will become effective on May 1, 1999.


================================================================================
LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                         Six months
                                                             ended
                                                        December 31,                     Year ended June 30,
                                                             1998      --------------------------------------------------------
                                                        (unaudited)         1998            1997          1996          1995
                                                      --------------   -------------   -------------   ----------   -----------
Net asset value, beginning of period ..............      $  1.08         $   1.78        $   2.81       $ 2.51       $  2.48
                                                         -------         --------        --------       ------       -------
Income (loss) from investment operations:
 Net investment income ............................         0.01             0.02            0.03         0.02          0.04
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ....................................            -            (0.70)          (1.02)        0.31          0.03
                                                         --------        --------        --------       ------       -------
Total income (loss) from investment
  operations ......................................          0.01           (0.68)          (0.99)        0.33          0.07
Less distributions from net investment income .....         (0.01)          (0.02)          (0.04)       (0.03)        (0.04)
                                                         --------        --------        --------       -------      -------
Net asset value, end of period ....................      $   1.08        $   1.08        $   1.78       $ 2.81       $  2.51
                                                         ========        --------        --------       -------      -------
Total return** ....................................         1.28%*        (38.40)%        (35.51)%       13.02%         2.47%
Ratio to average net assets:
 Expenses, before reimbursement or waivers.........         2.96%*          3.58%           1.93%         1.77%         1.70%
 Expenses, net of reimbursement or waivers ........         2.50%*          3.09%           1.93%         1.77%         1.70%
 Net investment income, before
  reimbursement or waivers ........................         0.24%*          0.81%           1.24%         0.44%         1.54%
 Net investment income ............................         0.71%*          1.30%           1.24%         0.44%         1.54%
Portfolio turnover rate ...........................        40.05%*         94.47%          85.10%        84.44%       115.91%
Net assets, end of period (000's omitted) .........      $ 17,474        $ 18,584        $ 31,203       $58,164      $ 94,059

 * Annualized
 ** Sales load is not reflected in total return.

LEXINGTON
STRATEGIC INVESTMENTS FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



       ---------------------------------------------------
          ALL SHAREHOLDER REQUESTS FOR SERVICES OF
          ANY KIND SHOULD BE SENT TO:

         TRANSFER AGENT
       ---------------------------------------------------
         STATE STREET BANK AND
         TRUST COMPANY
         c/o National Financial Data Services
         1004 Baltimore
         Kansas City, Missouri 64105

         OR CALL TOLL FREE:
         SERVICE AND SALES: 1-800-526-0056
         24 HOUR ACCOUNT INFORMATION:
         1-800-526-0052
         OUTSIDE U.S. (201) 845-7300
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This report has been prepared for the information of the shareholders of
Lexington Strategic Investments Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                       -----------------------------------
                                    LEXINGTON
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                               [GRAPHIC OMITTTED]

                                    LEXINGTON
                                    STRATEGIC
                                   INVESTMENTS
                                   FUND, INC.

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                           Seeks capital appreciation.
                             The Fund's investments
                             are concentrated in the
                              common stock of gold
                            and other precious metals
                          mining companies and bullion.
                     -------------------------------------

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 1998